UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 24, 2021

Date of Report (Date of earliest event reported)

INOVALON HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36841	47-1830316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4321 Collington Road
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

(301) 809-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000005	INOV	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 24, 2021, Inovalon Holdings, Inc., a Delaware corporation (the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger, dated as of August 19, 2021 (the “Merger Agreement”), entered into by and among the Company, Ocala Bidco, Inc., a Delaware corporation (“Parent”), and Ocala Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). At the closing, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as the surviving corporation and a wholly owned subsidiary of Parent.

Item 1.01. Entry into a Material Definitive Agreement.

On the November 24, 2021, Parent, as the initial borrower, Merger Sub and the Company, upon consummation of the Merger, as a co-borrower, entered into (i) that certain First Lien Credit Agreement with PNC, National Association, as administrative agent and collateral agent, the lenders from time to time party thereto and the additional borrowers from time to time party thereto (the “First Lien Credit Agreement”), which provides for a first lien term loan facility in an aggregate principal amount of $2,340,000,000, a delayed draw term loan facility in an aggregate principal amount of $250,000,000 and a super senior revolving credit facility in an aggregate principal amount of $250,000,000 and (ii) that certain Second Lien Credit Agreement with Owl Rock Capital Corporation, as administrative agent and collateral agent, the lenders from time to time party thereto and the additional borrowers from time to time party thereto (the “Second Lien Credit Agreement”), which provides for a second lien term loan facility in an aggregate principal amount of $660,000,000. The First Lien Credit Agreement and the Second Lien Credit Agreement include representations and warranties, covenants, events of default and other provisions that are customary for facilities of their respective types.

Item 1.02. Termination of a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Immediately prior to the closing of the Merger, the Company terminated the Inovalon 2015 Employee Stock Purchase Plan.

Concurrently with the closing of the Merger, the Company terminated all revolving credit commitments outstanding under the Credit Agreement, dated as of April 2, 2018 by and among the Company, Morgan Stanley Senior Funding Inc., as Administrative Agent, and the other lenders party thereto (the “Credit Agreement”). In connection with the termination of the Credit Agreement, on November 24, 2021, all outstanding loans under the Credit Agreement were repaid in full.

Concurrently with the closing of the Merger, the Second Amended and Restated Stockholders Rights Agreement, dated as of September 15, 2014, by and among the Company and certain of its stockholders, was terminated in accordance with its terms by the Company and a requisite number of other parties thereto.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note and in Items 3.03, 5.01, 5.02, 5.03 and 8.01 of this Current Report are incorporated herein by reference.

On November 24, 2021, Parent completed the acquisition of the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the Merger as the surviving corporation and a wholly owned subsidiary of Parent.

At the Effective Time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.000005 per share, of the Company (the “Company Class A Common Stock”), and each share of Class B common stock, par value $0.000005 per share, of the Company (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”), in each case, outstanding immediately prior to the Effective Time (but excluding: (i) a portion of the shares of Company Class B Common Stock held by Dr. Dunleavy and certain of his affiliates and certain other holders of Company Class B Common Stock (the “Rollover Stockholders”), that, pursuant to Rollover Agreements, each dated August 19, 2021, separately entered into by Parent and the Rollover Stockholders, as amended from time to time, were exchanged for equity interests of Ocala Topco, Inc., a Delaware corporation, which in turn were exchanged for equity interests of Ocala Topco, LP, a Delaware limited partnership, (ii) shares of Company Common Stock held by Parent or Merger Sub (or any of their respective subsidiaries) or in the treasury of the Company, and (iii) shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that have not been voted in favor of the adoption of the Merger Agreement or consented thereto in writing and whose holders properly exercise and validly perfect appraisal rights with respect to such shares of Company Common Stock in accordance with, and who comply with, Section 262 of the Delaware General Corporation Law) were cancelled and extinguished and converted into the right to receive an amount in cash equal to $41.00 per share of Company Common Stock (the “Merger Consideration”).

Except as otherwise agreed between Parent and the applicable holder of an option to purchase shares of Company Common Stock (a “Company Option”), effective as of immediately prior to the Effective Time: (a) each Company Option that was outstanding and unexercised immediately prior to the Effective Time was cancelled and terminated and converted into the right solely to receive an amount in cash, if any and without interest, equal to the product obtained by multiplying (i) the aggregate number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time by (ii) the excess, if any, of the Merger Consideration over the exercise price per share of such Company Option, less any applicable withholding taxes.

Except as otherwise agreed between Parent and the applicable holder of an award of restricted stock units with respect to shares of Company Common Stock that was subject to vesting or forfeiture (a “Company RSU Award”), effective as of immediately prior to the Effective Time, each Company RSU Award outstanding immediately prior to the Effective Time was cancelled and terminated and converted into the right solely to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the aggregate number of shares of Company Common Stock underlying such Company RSU Award by (ii) the Merger Consideration, less any applicable withholding taxes.

Except as otherwise agreed between Parent and the applicable holder of an award of restricted shares of Company Common Stock that was subject to vesting or forfeiture (including performance-vesting conditions) (a “Company RS Award”), effective as of immediately prior to the Effective Time: (a) 30% of any unvested portion of a Company RS Award, held by an employee who has signed an Employee Acknowledgement and Release (as defined below) prior to November 24, 2021(each such award, a “Cash-Out Company RS Award”), that was outstanding immediately prior to the Effective Time was cancelled and terminated and converted into the right solely to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the aggregate number of shares of Company Common Stock underlying such Cash-Out Company RS Award (with any performance-based goals deemed to be achieved as of the Effective Time at “target” level of performance) by (ii) the Merger Consideration (such amount, the “RSA Consideration”), less any applicable withholding Taxes; and (b) each Company RS Award that is not a Cash-Out Company RS Award (including any unvested portion of a Company RS Award held by any employee who did not sign an Employee Acknowledgement and Release prior to November 24, 2021) that was outstanding immediately prior to the Effective Time was converted into a cash-based retention award, in an amount equal to the RSA Consideration payable in respect thereof, that remains subject to the same vesting schedule that applied immediately prior to the Effective Time, including any performance-based vesting criteria and other vesting requirements (unless otherwise modified by an employee acknowledgement and release agreement in a form reasonably acceptable to the Company and Parent that includes the terms and conditions set forth in the disclosure letter delivered by the Company to Parent and Merger Sub in connection with the execution of the Merger Agreement, including a full release of all claims against the Company and its subsidiaries and affiliates and an agreement by employee holders of Company RS Awards to waive the right to receive accelerated vesting, upon a termination without “cause” or a resignation for “good reason” (each, as defined in the 2015 Plan (as defined below)) that occurs at any time following the Effective Time, of any portion of a Company RS Award granted under the Company’s Amended & Restated 2015 Omnibus Incentive Plan (the “2015 Plan”) that remained unvested as of immediately prior to the Effective Time (an “Employee Acknowledgement and Release”), or any other similar document).

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 19, 2021, and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and the information set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

On November 24, 2021, the Company notified the Nasdaq Stock Market LLC (the “Nasdaq”) that the Merger had been completed, and requested that the Nasdaq suspend trading of the Company Class A Common Stock on the Nasdaq and withdraw the Company Class A Common Stock from listing on the Nasdaq on November 24, 2021. The Company also requested that the Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Company Class A Common Stock from the Nasdaq and the deregistration of such Company Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Class A Common Stock will no longer be listed on the Nasdaq.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the shares of Company Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares of Company Class A Common Stock.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03. As a result of the Merger, each share of the Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of the Company Common Stock ceased to have any rights as shareholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01. Change in Control of Registrant.

The information set forth in the Introductory Note and the information set forth under Items 2.01, 5.02 and 5.03 of this Current Report is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

In connection with the consummation of the Merger, as contemplated by the Merger Agreement, each of the Company’s directors immediately prior to the Effective Time resigned from his or her respective position as a member of the board of directors of the Company, and any committee thereof, effective as of the Effective Time. No director resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, the sole director of Merger Sub immediately prior to the Effective Time, Aditya Desaraju, became the sole director of the Company, effective as of the Effective Time.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time (the “Certificate of Incorporation”). In addition, at the Effective Time, the bylaws of the Company were amended and restated in their entirety to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time (the “Bylaws”). Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On November 24, 2021, the Company issued a press release (the “Press Release”) announcing the closing of the Merger.

A copy of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of August 19, 2021, by and among Inovalon Holdings, Inc., a Delaware corporation, Ocala Bidco, Inc., a Delaware corporation, and Ocala Merger Sub, Inc., a Delaware corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 19, 2021).

3.1	Third Amended and Restated Certificate of Incorporation of Inovalon Holdings, Inc.

3.2	Amended and Restated Bylaws of Inovalon Holdings, Inc.

99.1	Press Release, dated November 24, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2021	INOVALON HOLDINGS, INC.

	By:	/s/ Keith R. Dunleavy, M.D.
Name: Keith R. Dunleavy, M.D.
Title: Chief Executive Officer and Chairman